DocuSign Envelope ID: 025ECDCA-DD38-46E2-A8F7-337BB4A493EA23A8CFD8-1ED4-494B-8571-6B0BAD99D1C6559B9FB4-34B5-42DF-8C7E-70FBCE342C19 AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT This Amendment No. 2 dated February 7, 2019 (this “Amendment No. 2”) amends the Securities Purchase Agreement (the “Agreement”) dated January 9, 2017, as amended, between Enphase Energy, Inc., a Delaware corporation (the “Company”), and each purchaser identified on Exhibit A thereto (each a “Purchaser” and collectively, the “Purchasers”). IN CONSIDERATION of the mutual covenants and agreements contained in this Amendment No. 2, the sufficiency of which is hereby acknowledged, the parties agree as follows: 1. Defined Terms. Capitalized terms used but not defined in this Amendment No. 2 have the meanings ascribed to them in the Agreement. 2. Amendment to the Agreement. Section 6.5 of the Agreement is amended by deleting the second sentence and inserting the following sentence in its place: “In addition, the Board of Directors and Mr. Rodgers will agree on a solar industry expert to be added to the Board of Directors (the “New Director”), and the Board of Directors shall take all action necessary to appoint the New Director to the Board of Directors as a Class I director, within three years of the date of the Closing.” 3. No Other Amendments. Except as expressly set forth above, the Agreement remains in full force and effect. 4. Counterparts. This Amendment No. 2 may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one instrument. ENPHASE ENERGY, INC. FORIS VENTURES, LLC By:_____________________________ By:____________________________ Badri Kothandaraman Barbara Hager Name: :_________________________ Name: :_________________________ President and CEO Title: :_________________________ Title: :_________________________Manager RODGERS MASSEY REVOCABLE LIVING TRUST dtd 4/4/11 By: ____________________________ Thurman John Rodgers (as Trustee)